                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM  8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                                   FEBRUARY 2, 1996


                             U.S. HEALTHCARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania                        0-11531                23-2229683
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation)                    File Number)           Identification No.)


              980 Jolly Road
         Blue Bell, Pennsylvania                              19422
---------------------------------------                       ----------
(address of principal executive office)                       (zip code)




Registrant's telephone number, including area code:          (215) 628-4800





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ITEM 5.  OTHER EVENTS.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, U.S. Healthcare, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report.

            Exhibit No.               Description of Exhibit
            -----------               ----------------------

            99 Cautionary statement for purposes of the "Safe Harbor" provisions of the Private
                                      Securities Litigation Reform Act of 1995.





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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U.S. HEALTHCARE, INC.
                                                 (Registrant)


Date:  February 2, 1996                     By:/s/ JAMES H. DICKERSON, JR.
                                               ---------------------------
                                               James H. Dickerson, Jr.
                                               Senior Vice President and
                                               Chief Financial Officer





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